UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014

GREAT AMERICAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21860 Burbank Boulevard, Suite 300 South Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2014 annual meeting of stockholders of Great American Group, Inc. (the “Company”), which was held on October 7, 2014 (the “2014 Annual Meeting”), the stockholders of the Company approved the amendment and restatement of the Company’s Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan” and, as so amended and restated, the “Amended Plan”) and the possible performance measures thereunder.

The material aspects of the amendment and restatement of the 2009 Plan were to: (1) increase the share reserve available under the 2009 Plan by 2,819,033 shares, so that the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan increased from 391,100 shares to 3,210,133 shares, (2) adjust the annual per person limit on stock options, stock appreciation rights and performance awards that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m) of the Internal Revenue Code to 1,000,000 shares of the Company’s common stock per calendar year from a calculation based on a percentage limitation of 2009 Plan share reserve over a three year period, so that the Company may grant awards other than options and share appreciation rights under the Amended Plan that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m), (3) increase the total number of shares of the Company’s common stock that can be granted as incentive stock options under the 2009 Plan from 250,000 shares to 3,210,133 shares, and (4) extend the term of the 2009 Plan through the tenth anniversary of the effective date of the Board’s approval of the Amended Plan.

The Company’s executive officers and directors are eligible to receive awards under the Amended Plan in accordance with the terms and conditions of the Amended Plan. A detailed summary of the Amended Plan is set forth in the Company’s proxy statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on September 15, 2014 (the “Proxy Statement”) under the caption “Proposal 3: Approval of the Amendment and Restatement of the Great American Group, Inc. Amended and Restated 2009 Stock Incentive Plan,” which summary is incorporated herein by reference. Such detailed summary of the Amended Plan and the foregoing description of the Amended Plan are qualified in their entirety by reference to the full text of the Amended Plan, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the 2014 Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”), which phases out the present three-year, staggered terms of the Company’s directors and instead provides for the annual election of directors. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on October 7, 2014.

As a result of the Charter Amendment, each director elected after the amendment became effective will be elected to a one-year term of office expiring at the next annual meeting of stockholders. Directors who have been elected to three-year terms prior to the effectiveness of the Charter Amendment, including directors elected at the 2014 Annual Meeting, will complete those three-year terms, and thereafter will be eligible for annual re-election after completion of their current terms. Therefore:

•	The directors elected at the 2014 Annual Meeting will be elected to three-year terms, expiring at the 2017 Annual Meeting of Stockholders.

•	The terms of the directors elected at the 2013 Annual Meeting of Stockholders will expire at the 2016 Annual Meeting of Stockholders.

•	The terms of the directors elected at the 2012 Annual Meeting of Stockholders will expire at the 2015 Annual Meeting of Stockholders.

•	Beginning with the 2017 Annual Meeting of Stockholders, the Company’s board of directors (the “Board”) will be completely declassified and all directors will be subject to annual election to one-year terms.

Any director chosen as a result of a newly created directorship or to fill a vacancy on the Board (regardless of if such director’s predecessor was serving a three year term) will hold office until the next annual meeting of stockholders. A detailed summary of the Charter Amendment is set forth in the Proxy Statement under the caption“Proposal 4: Amendment to the Certificate of Incorporation to Declassify our Board,” which summary is incorporated herein by reference.

On August 13, 2014, the Board approved an amendment to the Company’s Bylaws to provide for the declassification of the Board (the “Bylaw Amendment), contingent upon stockholder approval and implementation of the Charter Amendment. The Bylaw Amendment became effective immediately following the effectiveness of the Charter Amendment on October 7, 2014.

The foregoing descriptions of the Charter Amendment (and the referenced detailed summary thereof) and the Bylaw Amendment are qualified in their entirety by reference to the copies of the Charter Amendment and the Bylaw Amendment filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the 2014 Annual Meeting.

  Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Hugh G. Hilton	15,188,705	11,182	201,281
Richard L. Todaro	15,195,791	4,096	201,281

  Ratification of the appointment of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014:

Votes For	Votes Against	Abstentions
15,401,164	4	0

  Approval of the amendment and restatement of the 2009 Plan and the possible performance measures thereunder:
Votes For	Votes Against	Abstentions	Broker Non-Votes
15,180,509	19,378	0	201,281

  Approval of the amendment to the Company’s Certificate of Incorporation to declassify the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,189,891	1,296	8,700	201,281

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Great American Group, Inc., dated as of October 7, 2014
3.2	Certificate of Amendment of the Bylaws of Great American Group, Inc., dated as of October 7, 2014
10.1	Great American Group, Inc. 2009 Amended and Restated Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2014	GREAT AMERICAN GROUP, INC.
	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer